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                                                                  EXHIBIT 4.1(b)

                                                                  CONFORMED COPY



            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


                  SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of November 6, 2000, among Next Generation Network, Inc., a Delaware corporation (the "Company"), Nevada Bond Investment Corp. II, a Nevada Corporation ("NBIC"), Capital Communications CDPQ Inc., a Quebec corporation ("CDPQ"), the persons listed on Schedule A hereto and the persons who agree in writing after the date hereof to be bound by the provisions of this Agreement by executing a joinder in substantially the form attached hereto as Exhibit A (collectively with NBIC and CDPQ, the "Investors" and individually an "Investor").


                                    RECITALS:

                  (a) CDPQ and the Company have entered into a Preferred Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") (each capitalized term used herein and not otherwise defined shall have the meaning ascribed to such term in the Purchase Agreement), pursuant to which CDPQ is simultaneously with the execution hereof purchasing from the Company the Preferred Shares.

                  (b) The Company, NBIC and certain other stockholders of the Company are parties to an Amended and Restated Registration Rights Agreement, dated as of January 28, 2000 (the "Existing Registration Rights Agreement"), pursuant to which the Company granted certain registration rights to NBIC and such other stockholders.

                  (c) The Company desires to grant certain registration rights to CDPQ and any other Investors who become party after the date hereof to the Purchase Agreement pursuant to the terms thereof and the Company, NBIC and the other stockholders party to the Existing Registration Rights Agreement desire to amend and restate the Existing Registration Rights Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                  1.  Demand Registrations.

                  (a) Requests for Registration. Subject to paragraph 1(b) below, at any time and from time to time following (i) the earlier of (A) 180 days after an IPO and (y) January 28, 2003, the holders of at least 50.1% of the Series D Registrable Securities, (ii) 180 days after an IPO, the holders of at least 50.1% of the NBIC Registrable Securities and (iii) 180 days after an IPO, the holders of at least 50.1% of the Existing Investor Registrable Securities, may each request registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form

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Registrations"). In addition, each NBIC Holder, Existing Investor and Series D
Holder holding at least 3% of the Common Stock on a fully diluted basis may request registration under the Securities Act of all or part of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available. Each request for a Demand Registration (as defined below) shall specify the approximate number of Registrable Securities requested to be registered and, for Demand Registrations occurring after the Company's IPO, the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations".

                  (b) Long-Form Registrations. (i) the holders of at least 50.1% of the Series D Registrable Securities will be entitled to request up to two (2) Long-Form Registrations in which the Company will pay all Registration Expenses,
(ii) the holders of at least 50.1% of the NBIC Registrable Securities will be entitled to request up to one (1) Long-Form Registration in which the Company will pay all Registration Expenses and (iii) the holders of at least 50.1% of the Existing Investor Registrable Securities will be entitled to request up to one (1) Long-Form Registration in which the Company will pay all Registration Expenses, provided, that if the Company has not consummated an IPO prior to January 28, 2003, the holders of at least 50.1% of the NBIC Registrable Securities will be entitled to request one (1) additional Long-Form Registration in which the Company will pay all Registration Expenses; provided, further, that such right to make an additional Long-Form Registration in accordance with this sentence shall terminate upon the earlier to occur of (i) the date on which NBIC and its Permitted Transferees cease to own, in the aggregate, at least 50% of the number of shares of Common Stock (as adjusted to reflect any stock splits, reverse stock splits, stock dividends, combinations, reclassifications or the like) purchased by NBIC pursuant to the Stock Purchase Agreement, dated as of January 28, 2000, between NBIC and the Company, and (ii) the consummation of an IPO. A registration will not count as a permitted Long-Form Registration until it has become effective and unless the holders of Series D Registrable Securities, NBIC Registrable Securities, or Existing Investor Registrable Securities, as the case may be, are able to register and sell at least 90% of the Registrable Securities that the holders of Series D Registrable Securities, NBIC Registrable Securities, or Existing Investor Registrable Securities, as the case may be, have requested to be included in such registration; provided, further, that a registration will be deemed to be effective if the failure of holders to sell Registrable Securities is directly caused by reason of a failure on the part of such holders and provided that the period of effectiveness of a Long-Form Registration need not exceed 180 days.

                  (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b) above, each NBIC Holder, Existing Investor and Series D Holder holding at least 3% of the Common Stock on a fully diluted basis will be entitled to request an unlimited number of Short Form Registrations of its Registrable Securities having a minimum anticipated aggregate offering price of $5,000,000, in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make


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Short-Form Registrations on Form S-3 available for the sale of Registrable
Securities; provided, that the Company agrees to include in the prospectus included in any underwritten Short-Form Registration Statement, such material describing the Company and intended to facilitate the sale of securities being so registered as is reasonably requested for inclusion therein by any of the shareholders selling securities pursuant to such registration statement, whether or not the form used for such registration statement requires the inclusion of such information.

                  (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 50.1% of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each holder participating in such offering.

                  (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within one hundred eighty (180) days after the effective date of a previous Demand Registration; provided, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become and remain effective. The Company may postpone or delay for up to one hundred eighty (180) days the filing or the effectiveness of a registration statement for a Demand Registration if the Board determines in good faith that such Demand Registration would reasonably be expected to be seriously detrimental to the Company and its shareholders or if the Company would be required to include in the registration statement material information which at that time could not be publicly disclosed without materially interfering with any financing, acquisition, corporate reorganization or other material development or transaction then pending or in progress and without other material adverse consequences; provided, that in such event, (i) the Company shall give written notice to the holders of Registrable Securities as soon after such determination as practicable, but in any event within ten
(10) days thereafter, (ii) the Company shall make such filing or stop the postponement of such effectiveness no later than the earlier of (A) the date on which the conditions that permitted it to delay such filing no longer pertain and (B) the period ending ninety (90) days after receipt of the request for the Demand Registration, (iii) the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request prior to the end of such postponement or delay and such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration and (iv) the Company may postpone a Demand Registration pursuant hereto only once in any 365-day period.
                  (f) Selections of Underwriters. If any Demand Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering, which investment banker(s) and manager(s) shall be nationally recognized, shall be made by the Company.


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                  (g) Other Registration Rights. Except as provided in this
Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 66.67% of the Registrable Securities, other than registration rights which are junior in priority to the holders of registration rights granted under this agreement.

                  2.  Piggyback Registrations.

                  (a) Right to Piggyback. Whenever after an IPO the Company proposes to register any of its securities under the Securities Act (other than pursuant to (i) a Demand Registration or (ii) a registration on Form S-8 or S-4 or any successor form solely of shares that have been issued pursuant to the Company's employee benefit plans) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests (which shall specify the number of Registrable Securities intended to be disposed of by such holder) for inclusion therein within twenty (20) days after the receipt of the Company's notice; provided, that (A) if such registration involves an underwritten offering to the public, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, and (B) if, at any time after giving notice of its intention to register any securities pursuant to this paragraph 2(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of holders under Section 1.

                  (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each holder of Registrable Securities participating in such offering, and (iii) third, other securities requested to be included in such registration.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than a


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registration pursuant to Section 1 and which has been consented to pursuant to paragraph 1(g), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among such requesting holders and the holders of such Registrable Securities on the basis of, with respect to such requesting holders, the number of shares of Common Stock held by such holders and the number of Registrable Securities owned by each holder of Registrable Securities participating in such offering, and (ii) second, securities requested to be included in such registration by the Company and
(iii) third, other securities requested to be included in such registration.

                  (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering, which investment banker(s) and manager(s) shall be nationally recognized, shall be made by the Company.

                  (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days has elapsed from the effective date of such previous registration.

                  3.  Holdback Agreements.


                  (a) Each holder of at least 5% of the Common Stock on a fully-diluted as converted basis (including any securities convertible into or exchangeable or exercisable for Common Stock) agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the fifteen (15) days prior to and the one hundred and twenty (120)-day period (one hundred and eighty (180)-day period, if required by the lead managing underwriter of the Company's IPO in connection with the Company's IPO) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the fifteen (15) days prior to and during the one hundred and twenty (120)-day period (one hundred and eighty (180)-day period, if required by the lead managing underwriter of the Company's IPO in connection with the Company's IPO) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the



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underwriters managing the registered public offering otherwise agree, and (ii)
to cause each of its directors and officers and use its reasonable best efforts to cause each holder of at least 5% of the Common Stock on a fully-diluted as converted basis (including any securities convertible into or exchangeable or exercisable for Common Stock), purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during the periods outlined above (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof including the registration of common stock that may be obtained upon conversion of Preferred Shares or exercise of the Warrants held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file, as soon as practicable, with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that as far in advance as practicable before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred and eighty (180) days (subject to paragraph (a) above), or for such shorter period which shall terminate when all Registrable Securities covered by the registration statement have been sold and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller


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(provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Investors of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of Securities Dealers automated quotation system;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all non-confidential financial and other records, pertinent corporate documents and properties of the Company reasonably requested by such seller, underwriter, attorney, accountant or agent, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) permit any holder of Registrable Securities which holder, in the exclusive judgment of its counsel, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included and which relates to such holder of Registrable Securities;

                  (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or


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suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will promptly notify the holders of Registrable Securities and will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (l) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters; and

                  (m) in connection with an underwritten public offering, (i) cooperate with the selling holders of Registrable Securities, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling holders or the underwriters in connection therewith and (ii) participate, to the extent reasonably requested by the managing underwriter for the offering or the selling holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

                  5.  Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company and the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the National Association of Securities Dealers automated quotation system. The Company shall not be required to pay an underwriting discount, selling commissions, or stock transfer or documentary stamp taxes, if applicable, with respect to any shares being sold by any party other than the Company in connection with an underwritten public offering of any of the Company's securities pursuant to this Agreement.

                  (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of at least 50.1% of the Registrable Securities participating in such registration.

                  6.  Indemnification.


                  (a) Indemnification of Selling Stockholders by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities which are registered pursuant hereto (each a "Selling Stockholder") and each person, if any, who controls any Selling


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Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that subject to paragraph 6(d) below any such settlement is effected with the prior written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Selling Stockholder), reasonably incurred in enforcing any of such Selling Stockholder's rights under this Agreement, in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, that this indemnity agreement set forth in this paragraph 6(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the registration statement (or any amendment thereto), or any preliminary prospectus or the prospectus (or any amendment or supplement thereto).

                  (b) Indemnification of Company by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the registration statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) above, as incurred, but only with respect to untrue or alleged untrue statements or omissions made in the registration statement (or any amendment thereto), or any preliminary prospectus or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder with respect to such Selling Stockholder expressly for use in the registration statement (or any amendment or supplement thereto); provided, that such Selling Stockholder's aggregate liability under this Section 6 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount, but before deducting expenses) received by such Selling


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Stockholder from the sale of Registrable Securities pursuant to a registration statement filed pursuant to this Agreement.

                  (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a), counsel to the indemnified parties shall be selected by the Selling Stockholders (by majority vote based on the number of Registrable Securities included in a registration hereunder) and, in the case of parties indemnified pursuant to Section 6(b), counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, that counsel to the indemnifying party shall not (except with the consent of the indemnified party, which shall not be unreasonably withheld) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties which shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty
(30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) Contribution. (i) If a claim for indemnification under
Section 6(a) or 6(b) is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Section, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(e), a holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (iii) The indemnity and contribution agreements contained in this Section are in addition to any liability that the indemnifying parties may have to the indemnified parties.

                  7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements or as reasonably requested by the underwriters in such registration; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

                  8. Current Public Information. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144A under the Securities Act, as such Rule may be amended from time to time, (B) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (C) any similar rules or regulations hereafter adopted by the Securities and Exchange Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  9.  Definitions.


                  "Affiliate" of a Person means any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

                  "Board" means the board of directors of the Company.

                  "Common Stock" means the Common Stock of the Company, $.01 par value per share.

                  "Existing Investor Registrable Securities" means Registrable Securities owned by the Existing Investors.

                  "Existing Investors" means 21st Century Communications Partners, L.P., a Delaware limited partnership, 21st Century Communications T-E Partners, L.P., a Delaware limited partnership, 21st Century Communications Foreign Partners, L.P., a Delaware limited partnership, Pulitzer, Inc., John Griffin, David Pecker, Peter Ezersky, David Lee, Joshua Steiner, Charles Curran, Jr., Robert L. Winikoff and Elektra Investments, A.V.V., an Aruban exempted company, John Strauss, Eric Strauss Trust, The Cheryl Strauss Trust, Julie Stanton Trust, Thomas J. Donovan, and their respective Permitted Transferees in their capacity as holders of Registrable Securities.

                  "IPO" means the sale in an initial firmly underwritten public offering registered under the Securities Act and underwritten by a nationally recognized investment bank selected by the Company of any shares of Common Stock which are listed on any securities exchange or quoted on the NASDAQ Stock Market System or the over-the-counter market following such offering.

                  "NBIC Holders" means NBIC and its Permitted Transferees in their capacity as holders of Registrable Securities.

                  "NBIC Registrable Securities" means Registrable Securities owned by the NBIC Holders.

                  "Other Investor Registrable Securities" means Registrable Securities owned by the Other Investors.

                  "Other Investors" means the Investors other than the Series D Holders, NBIC and the Existing Investors, and their respective Permitted Transferees in their capacity as holders of Registrable Securities.

                  "Permitted Transferee" has the meaning assigned thereto in the Stockholders Agreement.

                  "Preferred Shares" means the Series D Preferred Stock of the Company, $1.00 par value per share, issued pursuant to the Purchase Agreement.

                  "Purchase Agreement" has the meaning set forth in the recitals hereto.

                  "Registrable Securities" means any shares of Common Stock (i) owned as of the date hereof, (ii) underlying the warrants owned on the date hereof by the Warrant Holders, (iii) issued or issuable upon conversion of the Preferred Shares purchased by the Series D Holders on or after the date hereof or (iv) acquired after the date hereof by virtue of any stock split or combination, stock dividend or similar event in respect of any of the securities referred to in clauses (i) and (ii) of this definition, or otherwise (excluding any shares of Common Stock purchased in a public offering or in an open market transaction following an IPO by any Person who is not an Affiliate of the Company); provided, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the sale thereof pursuant to an effective Registration Statement or pursuant to Rule 144 (or successor rule) under the Securities Act or, after the fifth anniversary of the date of this Agreement, upon, in the case of any holder that together with its Permitted Transferees holds an aggregate of less than 3% of the Company's outstanding Common Stock, such holder becoming eligible to sell shares of Common Stock pursuant to Rule 144(k) (or successor rule) under the Securities Act or otherwise without restriction (including volume limitations) under the Securities Act; provided, further that shares of Common Stock that are Registrable Securities shall continue to be Registrable Securities upon their transfer in a private transaction exempt from the registration requirements of the Securities Act to a person who is already a party to this Agreement (or a Permitted Transferee of any party to this Agreement) or who becomes a party to this Agreement by agreeing in writing to be bound by the terms of this Agreement by executing a joinder in substantially the form attached hereto as Exhibit A. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. As used in this

Agreement, "Registrable Securities" shall refer to Existing Investor Registrable Securities, NBIC Registrable Securities, Other Investor Registrable Securities and Series D Registrable Securities, collectively.

                  "Registration Expenses" has the meaning set forth in Section 5(a) hereof.

                  "Series D Holders" means CDPQ, and following the date hereof any other purchaser of Preferred Shares who agrees in writing after the date hereof to be bound by the provisions of this Agreement by executing a joinder in substantially the form attached hereto as Exhibit A, and their respective Permitted Transferees in their capacity as holders of Registrable Securities.

                  "Series D Registrable Securities" means Registrable Securities owned by the Series D Holders.

                  "Stockholders Agreement" means the Second Amended and Restated Stockholders Agreement, dated as of the date hereof, by and among the Company, the holders of Preferred Shares, and certain other stockholders of the Company named therein, as amended, restated or modified from time to time.

                  "Warrant Holders" means the Investors identified on Schedule B hereto.

                  10 Miscellaneous.


                  (a) No Inconsistent Agreements. Other than as set forth in the schedules to the Purchase Agreement with respect to registration rights granted to certain Warrant Holders, the Company has not entered into, and the Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with, impairs or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, waived, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the holders of (i) a majority of the Registrable Securities held by the Series D Holders, (ii) a majority of the Registrable Securities held by the NBIC Holders,
(iii) a majority of the Registrable Securities held by the Existing Investors and (iv) a majority of all Registrable Securities; provided, that any such modification, amendment or waiver which adversely affects any holder of Registrable Securities and is prejudicial to such holder of Registrable Securities relative to all of the other holders of Registrable Securities cannot be effected without the consent of such holder of Registrable Securities; provided, further, that the rights or obligations of the Warrant Holders under this Agreement may not be impaired by any such amendment, waiver, modification or supplement without the consent of a majority of the Registrable Securities held by the Warrant Holders unless such amendment, waiver, modification or supplement similarly impairs the rights or obligations of the other holders of Registrable Securities who have such rights or obligations under this Agreement. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the permitted respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Investors or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (f) Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be (i) delivered in person, (ii) transmitted by telecopy, (iii) sent by first-class, registered or certified mail, postage prepaid, or (iv) sent by reputable overnight courier service, fees prepaid, to the recipient at the address or telecopy number set forth below, or such other address or telecopy number as may hereafter be designated in writing by such recipient. Notices shall be deemed given upon personal delivery, seven days following deposit in the mail as set forth above, upon acknowledgment by the receiving telecopier or one day following deposit with an overnight courier service.

                  (i) If to the Company:

                                    Next Generation Network, Inc.
                                    11010 Prairie Lakes Drive
                                    Suite 300
                                    Minneapolis, MN  55344-3854
                                    Telecopy: (612) 943-4299
                                    Attention:  Thomas M. Pugliese, CEO
                            with a copy to (which shall not constitute notice to the Company):

                                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    590 Madison Avenue
                                    New York, NY 10022
                                    Telecopy: (212) 872-1002
                                    Attention: Ronald R. Adee, Esq.

                  (ii)      If to any NBIC Holder:

                                    Nevada Bond Investment Corp. II
                                    c/o United Technologies Corporation
                                    United Technologies Building
                                    Hartford, CT 06101
                                    Telecopy: (860) 728-7822
                                    Attention: Lawrence V. Mowell, Jr.

                  (iii)     If to CDPQ:

                            [C/O] Capital Communications CDPQ Inc.
                                    Place Mercantile
                                    2001, Avenue McGill College
                                    Montreal, Quebec  H3A 1G1
                                    Telecopy: (514) 847-5980
                                    Attention: Roland Ribotti


                            with a copy to (which shall not constitute notice to any Investor):

                                    Kirkland & Ellis
                                    153 East 53rd Street
                                    New York, New York  10022
                                    Telecopy: (212) 446-4900
                                    Attention: Kimberly P. Taylor, Esq.

                  (iv) If to any other Investor, at the address set forth below such holder's signature hereto;

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.

                  (g)       Interpretation of Agreement; Severability.
The provisions of this Agreement shall be applied and interpreted in a manner consistent with each other so as to carry out the purposes and intent of the parties hereto, but if for any reason any provision hereof is determined to be unenforceable or invalid, such provision or such part thereof as may be unenforceable or invalid shall be deemed severed from the Agreement and the remaining provisions carried out with the same force and effect as if the severed provision or part thereof had not been a part of this Agreement.

                  (h) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS OR CHOICE OF LAW OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION WHICH WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (i) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same Agreement.

                  (j) Entire Agreement. Except as otherwise expressly set forth herein, this document, the Purchase Agreement and each of the other Related Documents embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including, without limitation, each of (i) the Existing Registration Rights Agreement and (ii) the letter of intent executed by the Company and CDPQ dated as of September 20, 2000).

                  (k) Time of the Essence; Computation of Time. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a day which is not a Business Day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular business day.

                  (l) Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.


                            *     *     *     *    *

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.


                                          NEXT GENERATION NETWORK, INC.


                                          By: /s/ Thomas M. Pugliese
                                              ----------------------------------
                                              Name:  Thomas M. Pugliese
                                              Title:

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                         NEVADA BOND INVESTMENT CORP. II


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                         CAPITAL COMMUNICATIONS CDPQ, INC.


                                         By:
                                             -----------------------------------
                                             Name:    Helene Belanger
                                             Title:   Vice President


                                         By:
                                             -----------------------------------
                                             Name:    Roland Ribotti
                                             Title:   Manager

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                         GERARD P. JOYCE


                                         Address:
                                                 -------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                         THOMAS M. PUGLIESE


                                         Address:
                                                 -------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                            21ST CENTURY COMMUNICATIONS
                                            PARTNERS, L.P.

                   By:     Sandler Investment Partners, L.P.,
                           General Partner

                                            By:      Sandler Capital Management,
                                                     General Partner

                                            By:      MJM Media Corp., a General
                                                     Partner

                                            By:
                                               ---------------------------------
                                            Name:    MICHAEL J. MAROCCO
                                            Title:   President


                                            Address:
                                                    ----------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                    21ST CENTURY COMMUNICATIONS
                                    T-E PARTNERS, L.P.

                                    By:      Sandler Investment Partners,  L.P.,
                                             General Partner

                                    By:      Sandler Capital Management,
                                             General Partner

                                    By:      MJM Media Corp., a General
                                             Partner

                                    By:
                                        ----------------------------------------
                                    Name:    MICHAEL J. MAROCCO
                                    Title:   President


                                    Address:
                                            ------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                   21ST CENTURY COMMUNICATIONS
                                   FOREIGN PARTNERS, L.P.


                                   By:      Sandler Investment Partners, L.P.,
                                            General Partner

                                   By:      Sandler Capital Management,
                                            General Partner

                                   By:      MJM Media Corp., a General Partner


                                   By:
                                      ------------------------------------------
                                   Name:    MICHAEL J. MAROCCO
                                   Title:   President


                                   Address:
                                           -------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                            PULITZER, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:


                                            Address:
                                                    ---------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                                                JOHN GRIFFIN


                                                Address:
                                                        ------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                                                DAVID PECKER


                                                Address:
                                                        ------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                                PETER EZERSKY


                                                Address:
                                                        ------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                                              DAVID LEE


                                              Address:
                                                      --------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                                             JOSHUA STEINER


                                             Address:
                                                     ---------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                                               CHARLES CURRAN, JR.


                                               Address:
                                                       -------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                               ROBERT L. WINIKOFF


                                               Address:
                                                       -------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                   ELEKTRA INVESTMENTS, A.V.V.


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   Address:
                                           ------------------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                            ERIC STRAUSS TRUST


                                            By:
                                                -------------------------------
                                            Name:
                                            Title:


                                            Address:
                                                    ---------------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                                THE CHERYL STRAUSS TRUST


                                                By:
                                                    ---------------------------
                                                Name:
                                                Title:


                                                Address:
                                                        -----------------------

                  IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                            JULIE STANTON TRUST


                                            By:
                                               --------------------------------
                                            Name:
                                            Title:


                                            Address:
                                                    ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                             -----------------------------
                                             THOMAS J. DONOVAN


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                             STEPHEN ADAMS


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                            CAROLINE BONACCI


                                            Address:
                                                    ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                             THOMAS J. DAVIS


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                            DRAKE, GOODWIN & CO.



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            Address:
                                                    ----------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                             JOHN T. FITZSIMMONS


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             FRANTZEN/VOELKER INVESTMENTS,
                                             L.L.C.



                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                             TIMOTHY P. HARTMAN


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                                              SHELDON G. HURST


                                              Address:
                                                      --------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                             DONALD B. JENNINGS


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.







                                             PAUL M. LEHNER


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                             DR. CARLOS NAVARRO


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.






                                             MATTHEW PUGLIESE


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.







                                             JAMES H. STONE


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                                              STONE FAMILY FUND



                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:


                                              Address:
                                                      --------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.





                                             JOHN STRAUSS


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.







                                             MARGARITA UBINAS


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.







                                             MARGARITA UBINAS AS CUSTODIAN


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.







                                             DONALD BRONSKY


                                             Address:
                                                     ---------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                             NORTH DAKOTA HIGH YIELD

                                             By:
                                                --------------------------------
                                             Name:
                                             Title


                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.

                                              THE LEGG MASON USA HIGH YIELD FUND

                                              By:
                                                --------------------------------
                                              Name:
                                              Title:


                                              Address:
                                                      --------------------------


                                              ----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                             CHESIL & COMPANY

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                             OKGBD & Co.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                             HARE & COMPANY

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             CREDIT SUISSE ASSET MANAGEMENT
                                             INCOME FUND

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             CSAM STRATEGIC GLOBAL INCOME
                                             FUND INC

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:



                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                              WARBURG PINCUS HIGH YIELD FUND

                                              By:
                                                --------------------------------
                                              Name:
                                              Title:


                                              Address:
                                                      --------------------------


                                              ----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             SEI INSTITUTIONAL MANAGED TRUST

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             OMAHA PUBLIC SCHOOL EMPLOYEE
                                             RETIREMENT SYSTEM

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:



                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             BLAZERHOLD & CO.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.



                                            THE COMMON FUND

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:



                                            Address:
                                                    ----------------------------


                                            ------------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             -----------------------------------
                                             ROBERT L. MENDELHALL




                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             -----------------------------------
                                             RONALD L. PALMER




                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             -----------------------------------
                                             WILLIAM G. KELLEY




                                             Address:
                                                     ---------------------------


                                             -----------------------------------

              IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Registration Rights Agreement to be executed as of the date first above written.




                                             WGK PROPERTIES, LTD.


                                             By:
                                                --------------------------------
                                              Name:
                                              Title:

                                             Address:
                                                     ---------------------------


                                             -----------------------------------

                                   SCHEDULE A



Gerard P. Joyce                                        Peter Ezersky
Thomas M. Pugliese                                     David Lee
Thomas J. Davis                                        Joshua Steiner
John T. Fitzsimmons                                    Charles Curran, Jr.
Thomas J. Donovan                                      Robert L. Winikoff
Timothy P. Hartman                                     Elektra Investments, A.V.V.
Sheldon G. Hurst                                       Eric Strauss Trust
Margarita Ubinas                                       The Cheryl Strauss Trust
John L. Strauss                                        Julie Stanton Trust
Margarita Ubinas, as custodian                         Thomas J. Donovan
Dr. Carlos Navarro                                     Donald A. Bronsky
Paul M. Lehner                                         North Dakota High Yield
James H. Stone                                         The Legg Mason USA High Yield Fund
Stone Family Fund, LLC                                 Chesil & Company
Donald B. Jennings                                     OKGBD & Co.
Frantzen/Voelker Investments, LLC                      Hare & Company
Drake, Goodwin & Co., Inc.                             Credit Suisse Asset Management Income
Stephen Adams                                          Fund
Matthew J. Pugliese                                    CSAM Strategic Global Income Fund Inc.
Caroline J. Bonacci                                    Warburg Pincus High Yield Fund
21st Century Communications Partners, L.P.             SEI Institutional Managed Trust
21st Century Communications T-E Partners, L.P.         Omaha Public School Employee Retirement
21st Century Communications Foreign                    System
Partners, L.P.                                         Blazerhold & Co.
Ronald L. Palmer                                       The Common Fund
William G. Kelley
WGK Properties, Ltd.

Pulitzer, Inc.
John Griffin
David Pecker











                               Schedule A, Page 1

                                    EXHIBIT A

                               FORM OF JOINDER TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

              JOINDER to the Amended and Restated Registration Rights Agreement (this "Joinder"), dated as of October [__], 2000, by and among Next Generation Network, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company (the "Agreement"), is made and entered into as of [__________] by and between the Company and [INVESTOR] (the "Investor"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

              WHEREAS, the Investor has acquired certain equity securities of the Company and the Investor and the Company desire that the Investor, as a holder of such equity securities, become a party to the Agreement, and the Investor agrees to do so in accordance with the terms hereof.

              NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

              (a) Agreement to be Bound. The Investor hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a [SERIES D HOLDER] for all purposes thereof. In addition, the Investor hereby agrees that all [PREFERRED SHARES] held by the Investor shall be deemed [SERIES D REGISTRABLE SECURITIES] for all purposes of the Agreement.


              (b) Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Investor and any subsequent holders of the Investor's [SERIES D REGISTRABLE SECURITIES] and the respective successors and assigns of each of them, so long as they hold any [SERIES D REGISTRABLE SECURITIES].

              (c) Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

              (d) Notices. For purposes of Section 9(f) of the Agreement, all notices, demands or other communications to the Investor shall be directed to:

                         [NAME]
                         [ADDRESS]
                         [ATTENTION]
                         [FACSIMILE NUMBER]

              (E) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS OR CHOICE OF LAW OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION WHICH WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

              (f) Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.



                               *   *   *   *   *

              IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.


                                             NEXT GENERATION NETWORK, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             [INVESTOR]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title: